The Emerging Oil & Gas MLP / LLC Sector Houston Energy Finance Group March 21, 2007

Forward-Looking Statements Statements made by representatives of Legacy Reserves LP (the "Partnership") during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Partnership's registration statements filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Upstream MLP / LLC Sector Overview

A publicly traded limited partnership owning oil & gas producing assets All excess cash flow is distributed quarterly to the unit holders MLP retains 15-30% of its cash flow to reinvest in the properties to maintain or grow its production Can grow through acquisition and drilling Can issue debt, equity and hedge Current oil & gas MLPs utilize 2-5 years of hedging to mitigate price volatility in stabilizing the distributions What is an Oil & Gas MLP?

Lower cost of capital than a C-Corp as the yield is the cost of equity MLPs are not subject to entity level federal taxation Income and tax benefits flow through to the limited partners: cost/statutory depletion, IDC's L&WE depreciation 40-90%+ tax shield among peer group Appetite for yield in the marketplace Mature assets may have been neglected by their C-Corp owners focused on drilling Why Should MLPs Own Mature Producing Assets?

In 2006, 5 upstream MLP/LLCs went public, followed by Legacy in January 2007. Upstream MLPs/LLCs Staged a Comeback in 2006

Drivers of New Upstream MLP / LLC Activity Long-Lived, Predictable Reserve Base Availability of Longer-Term Hedging Exploitation Strategy, Not Exploration Conservative Balance Sheet / Coverage Ratio Low decline rates / High R/P ratios High levels of PDP with predictable PUD opportunities Low development costs New upstream MLPs/LLCs focus on exploitation, rather than rely on exploration to support cash flow. Factory-like development of a well-known reserve base is ideal. Development of the longer-term hedging market has provided support to MLPs by facilitating visibility into production economics and available cash for distribution. Analysts are emphasizing more robust coverage ratios of distributions to distributable cash flow in new MLPs/LLCs, in order to support the sustainability of cash flows.

MLP & LLC Structural Comparison Structural Comparison of MLP / LLC

Significant Advantages of MLP without IDR Lower cost of capital than traditional MLP structure Common Unit distribution growth not burdened by IDRs to the GP Cost of equity equals market yield Simple and fair alignment of interests among all investors Investors share equally in all cash flows With significant ownership, management is strongly motivated to increase distributions Facilitates accretive acquisitions Acquisitions are more accretive at a given price Ability to use units as acquisition currency - more appealing to sellers

Upstream MLPs / LLCs Distribution Yield at Legacy IPO Note: Market data as of 1/11/2007. Legacy yield based on filing midpoint price of $19.50 per unit. Large Cap Pipeline / Midstream MLPs Index: Market Cap > $1.4 B. Includes Buckeye, Boardwalk, Enbridge, Energy, Enterprise, Kinder Morgan, Magellan, Oneok, Plains, TEPPCO, Valero. Coal MLPs Index: Alliance, Natural Resource, Penn Virginia. Small Cap Pipeline / Midstream MLPs Index: Market Cap < $1.4 B. Includes Atlas, Copano, Crosstex, DCP, Genesis, Global, Hiland, Holly, MarkWest, Martin, Pacific, Regency, Sunoco, TC, Transmontaigne, Williams. Public MLP General Partner Index: General Partners of Alliance, Atlas, Buckeye, Crosstex, Energy Transfer, Enterprise, Inergy, Magellan, Valero.

Current Distribution Yield Note: Market data as of 3/20/2007. Large Cap Pipeline / Midstream MLPs Index: Market Cap > $1.4 B. Includes Buckeye, Boardwalk, Enbridge, Energy, Enterprise, Kinder Morgan, Magellan, Oneok, Plains, TEPPCO, Valero. Coal MLPs Index: Alliance, Natural Resource, Penn Virginia. Small Cap Pipeline / Midstream MLPs Index: Market Cap < $1.4 B. Includes Atlas, Copano, Crosstex, DCP, Genesis, Global, Hiland, Holly, MarkWest, Martin, Pacific, Regency, Sunoco, TC, Transmontaigne, Williams. Public MLP General Partner Index: General Partners of Alliance, Atlas, Buckeye, Crosstex, Energy Transfer, Enterprise, Inergy, Magellan, Valero. Upstream MLPs / LLCs

Legacy Company Overview

Introduction and Company History Legacy Reserves LP is an oil and gas master limited partnership ("MLP") focused on the acquisition & exploitation of producing properties primarily in the Permian Basin Legacy was formed by industry veterans who have spent most of their careers working together in the Permian Basin and who have contributed properties to Legacy In March 2006, Legacy completed a 144A equity offering raising $85 million In January 2007, Legacy completed its Initial Public Offering raising $131 million

IPO Offering Summary - Post IPO Ownership GP Interest <0.1% New Unitholders 27% 144A Unitholders 20% Sellers of Assets to Legacy 1% Founding Investors, Directors and Management 52%

Experienced Management Team Name Years of Experience Permian / Total Oil & Gas Title Independent Board Members S. Wil VanLoh, Jr. Managing Partner Quantum Energy Partners William D. Sullivan Former EVP Anadarko Petroleum G. Larry Lawrence Former Controller Pure Resources Kyle D. Vann Former CEO Entergy - Koch, LP

Asset Overview 18.8 MMBoe of proved reserves (1) Reserves-to-production ratio of 14 years Diversified across over 1,900 wells 70% operated 3,625 net Boe per day (2) 70% oil Taken from reserve reports prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP. Fourth quarter 2006.

Acquisition Announcement Signed a definitive purchase agreement on March 20, 2007 to acquire properties from Nielson & Associates, Inc., for an aggregate purchase price of $45 million $30 million cash / $15 million Legacy units Located in the East Binger (Marchand) Unit in Caddo County, Oklahoma Estimated proved reserves of 4.1 MMBoe Miscible nitrogen injection project Reserve life index of approximately 15.7 years Current net production of approximately 734 Boe per day Over 50 producing wells and 30 gas injection wells 13,000 gross acres within the unit boundary Operated through joint venture company to be 50% owned by Legacy

Consolidation Opportunities in the Permian Basin Fragmented ownership provides numerous acquisition opportunities Acquisition niche - large PDP component Connected in Permian Basin deal network Permian Basin Ownership Profile (1) Top 5 Operators 1,700+ Operators 0.3% (1) Ownership based on production. Permian Basin includes Texas Railroad Commission Districts 7C, 8, 8A and Lea and Eddy County, New Mexico. Permian Basin data as of July 31, 2005; Legacy production data as of September 30, 2006. Multi-billion dollar acquisition market 63.6% 36.1%

Active Acquisition Market Multi-Billion Dollar Acquisition Market Note: Per John S. Herold, Inc's 2006 Global Upstream M&A Review (from publicly available data). Mid-Continent includes the Permian Basin.

Acquisition Track Record Acquired Reserves (1999 - Current) Aggregate cost of $146 million at an average cost of $6.42 per Boe

Legacy Summary Only MLP focused on the oil-weighted Permian Basin Experienced management team with significant equity ownership Tax advantaged yield Significant organic and external growth opportunities Long-lived, diversified multi-pay properties Demonstrated reserve replacement capability Long-term hedges in place Unlevered balance sheet MLP structure with no IDRs